UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 21, 2012

RESOURCES CONNECTION, INC.

Delaware (State or other jurisdiction	0-32113 (Commission	33-0832424 (IRS Employer
of incorporation)	File Number)	Identification No.)

17101 Armstrong Avenue, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(714) 430-6400

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On August 21, 2012, the Audit Committee of Resources Connection, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PWC”) as the Company’s independent registered public accounting firm.

The reports of PWC on the financial statements of the Company for the fiscal years ended May 26, 2012 and May 28, 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the two fiscal years ended May 26, 2012 and May 28, 2011 and through August 21, 2012, there have been no disagreements (as described in Regulation S-K Item 304(a)(1)(iv)) with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference thereto in its report on the financial statements for such years.

During the two fiscal years ended May 26, 2012 and May 28, 2011 and through August 21, 2012, there have been no reportable events (as outlined in Regulations S-K Item 304(a)(1)(v)).

In response to the Company’s request, PWC has furnished the Company with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter dated August 22, 2012 is attached as Exhibit 16.1 to this Form 8-K.

(b) On August 21, 2012, the Audit Committee of the Company approved the engagement of McGladrey LLP (“McGladrey”) as the Company’s independent registered public accounting firm for the fiscal year ending May 25, 2013. The Company has had no occasions during the fiscal years ended May 26, 2012 and May 28, 2011 and through August 21, 2012 upon which it has consulted with McGladrey on any matters described in Item 304(a)(2)(i) and Item 304 (a)(2)(ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(c)         Exhibits

Exhibit No.	Description

Exhibit 16.1	Letter dated August 22, 2012 from PricewaterhouseCoopers LLP to the United States Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCES CONNECTION, INC.

Date: August 23, 2012
By: /s/ Donald B. Murray

Donald B. Murray
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

Exhibit 16.1	Letter dated August 22, 2012 from PricewaterhouseCoopers LLP to the United States Securities and Exchange Commission regarding statements included in this Form 8-K.

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ABOUT RESOURCES GLOBAL PROFESSIONALS

Resources Global Professionals, the operating subsidiary of Resources Connection, Inc. (NASDAQ: RECN), is a multinational professional services firm that helps business leaders execute internal initiatives. Partnering with business leaders, we drive internal change across all parts of a global enterprise – accounting, finance, risk management and internal audit, corporate advisory, strategic communications and restructuring, information management, human capital, supply chain management, healthcare solutions and legal and regulatory services.

Resources Global was founded in 1996 within a Big Four accounting firm. Today, we are a publicly traded company with over 3,000 professionals, annually serving approximately 1,900 clients around the world from 77 practice offices.

Headquartered in Irvine, California, Resources Global has served 85 of the Fortune 100 companies.

The Company is listed on the NASDAQ Global Select Market, the exchange’s highest tier by listing standards. More information about Resources Global is available at http://www.resourcesglobal.com.

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